                                                                    EXHIBIT 10.2

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                                32000 Aurora Road
                                Solon, Ohio 44139

                                                          As of October 25, 2004

WELLS FARGO FOOTHILL, INC., as Agent and Lender
One Boston Place, 18th Floor
Boston, Massachusetts 02108

                         Re: Amendment to Loan Agreement

Ladies and Gentlemen:

      Wells Fargo Foothill, Inc., as Arranger and Administrative Agent ("Agent"), the lenders ("Lenders") from time to time parties to the Loan Agreement (as defined below), and Advanced Lighting Technologies, Inc., an Ohio corporation ("Parent") and each of Parent's Subsidiaries identified as a borrower on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereafter each individually as a "Borrower", and individually and collectively, jointly and severally, as "Borrowers") have entered into certain financing arrangements pursuant to (a) the Amended and Restated Loan and Security Agreement dated as of December 10, 2003, among Agent, Lenders, Borrowers and the other Loan Parties (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), (b) the EXIM Credit Agreement dated as of December 10, 2003, among Agent, Lenders, Borrowers and the other Loan Parties (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "EXIM Credit Agreement"), and (c) all other Loan Documents at any time executed and/or delivered in connection therewith or related thereto. All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

      Borrowers and the other Loan Parties have requested that the Agent amend
Section 7.8 (Prepayments and Amendments) and Section 7.21 (Restrictions on Payment of Bond Interest) of the Loan Agreement and the EXIM Credit Agreement. Agent has agreed to amend Section 7.8 (Prepayments and Amendments) and Section
7.21 (Restrictions on Payment of Bond Interest) of the Loan Agreement and the EXIM Credit Agreement subject to the terms and provisions hereof.

      In consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, Borrowers and the other Loan Parties hereby agree as follows:

      1. Amendments.

            a. As of the effective date of this Amendment, Section 7.8(c) of each of the Loan Agreement and the EXIM Credit Agreement is hereby amended and restated in its entirety as follows:

            "(c) Notwithstanding anything to the contrary set forth herein, Borrowers may from time to time prepay the principal amount of the Subordinated Notes, or redeem, defease, purchase or otherwise acquire any Subordinated Notes, provided that, (i) immediately prior to and after giving effect to any such proposed transaction, no Default or Event of Default shall have occurred or be continuing, and (ii) immediately prior to and for a period of not less than thirty (30) days immediately after any such proposed transaction, after giving effect to such proposed transaction, Availability shall not be less than $4,000,000."

            b. As of the effective date of this Amendment, Section 7.21 of each of the Loan Agreement and the EXIM Credit Agreement is hereby amended and restated in its entirety as follows:

            "7.21 Restrictions on Payment of Bond Interest

            Notwithstanding anything to the contrary set forth herein, Borrowers may from time to time pay the principal amount of the regularly scheduled payments of interest in respect of the Subordinated Notes, provided that, (a) immediately prior to and after giving effect to any such proposed payment of the regularly scheduled payments of interest in respect of the Subordinated Notes, no Default or Event of Default shall have occurred or be continuing, and (b) immediately prior to and for a period of not less than thirty (30) days immediately after any such proposed payment of the regularly scheduled payments of interest in respect of the Subordinated Notes, after giving effect to such proposed payment of the regularly scheduled payments of interest in respect of the Subordinated Notes, Excess Availability shall not be less than $1,000,000."

      2. Amendment Fee. In consideration of the amendments set forth herein, and in addition to any other fees payable under the Loan Agreement, the EXIM Credit Agreement and the other Loan Documents, Borrowers unconditionally agree to pay to Agent an amendment fee in the amount of Seventeen Thousand Five Hundred ($17,500) Dollars (the "Amendment Fee"). The Amendment Fee shall be fully earned and payable as of the date hereof and shall not be subject to refund, rebate or proration for any reason whatsoever.

      3. Effect of this Agreement. Except as specifically set forth herein, no other changes or modifications to the Loan Agreement, the EXIM Credit Agreement or the other Loan Documents are intended or implied, and, in all other respects, the Loan Agreement, the EXIM Credit Agreement and the other Loan Documents shall continue to remain in full force and effect in accordance with their respective terms as of the date hereof. Except as specifically set forth herein, nothing contained herein shall evidence a waiver or amendment by the Agent or Lenders of any other provision of the Loan Agreement, the EXIM Credit Agreement and the other Loan Documents nor shall anything contained herein be construed as a consent by the Agent or Lenders to any transaction other than those specifically consented to herein.

      4. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Agent or Lenders pursuant to the Loan Agreement, the EXIM Credit Agreement and the other Loan Documents, Borrowers hereby represent, warrant and covenant with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

            (a) No Event of Default or act, condition or event, which with notice or passage of time or both, would constitute an Event of Default, exists on the date of this letter agreement.

            (b) This letter agreement has been duly executed and delivered by Borrowers and the other Loan Parties and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and the other Loan Parties contained herein constitute their respective legal, valid and binding obligations enforceable against each in accordance with the terms hereof.

      5. Condition Precedent. This letter agreement shall not be effective unless and until Agent shall have received an original hereof, in form and substance satisfactory to Agent, duly executed and delivered by all Borrowers and other Loan Parties.

      6. Binding Effect. The terms and provisions of this agreement shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this agreement.

      7. Counterparts. This letter agreement may be signed in counterparts, each of which shall be an original and all of which taken together constitute one agreement. In making proof of this letter agreement, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged. Delivery of an executed counterpart of this letter agreement by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this letter agreement. Any party delivering an executed counterpart of this letter agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this letter agreement.

      8. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable to effectuate the provisions and purposes of this letter agreement.

      9. Governing Law. The validity, interpretation and enforcement of this letter agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the state of New York (without giving effect to principles of conflicts of law).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      10. Entire Agreement. This letter agreement sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This letter agreement cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.

                           Very truly yours,

                        ADVANCED LIGHTING TECHNOLOGIES, INC.,
                        an Ohio corporation, as a Borrower and a Loan Party

                        By:   /s/ Christopher F. Zerull
                            ----------------------------------------------------

                        Name: Christopher F. Zerull
                        Title: Vice President and
                            Chief Accounting Officer

                        APL ENGINEERED MATERIALS, INC.,
                        an Illinois corporation, as a Borrower and a Loan Party

                        By:   /s/ Christopher F. Zerull
                            ----------------------------------------------------

                        Name: Christopher F. Zerull
                        Title: Vice President

                        VENTURE LIGHTING INTERNATIONAL, INC.,
                        an Ohio corporation, as a Borrower and a Loan Party

                        By:   /s/ Christopher F. Zerull
                            ----------------------------------------------------

                        Name: Christopher F. Zerull
                        Title: Vice President

                        BALLASTRONIX (DELAWARE), INC.,
                        a Delaware corporation, as a Borrower and a Loan Party

                        By:   /s/ Christopher F. Zerull
                            ----------------------------------------------------

                        Name: Christopher F. Zerull
                        Title: Vice President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                            LIGHTING RESOURCES INTERNATIONAL, INC.,
                            an Ohio corporation, as a Borrower and a Loan Party

                            By:   /s/ Christopher F. Zerull
                                ------------------------------------------------

                            Name: Christopher F. Zerull
                            Title: Vice President

                            DEPOSITION SCIENCES, INC.,
                            an Ohio corporation, as a Borrower and a Loan Party

                            By:   /s/ Christopher F. Zerull
                                ------------------------------------------------

                            Name: Christopher F. Zerull
                            Title: Vice President

                            VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC., a Nova Scotia corporation, as a Loan Party

                            By:   /s/ R.G. Douglas Oulton
                                ------------------------------------------------

                            Name: R.G. Douglas Oulton
                            Title: Vice President

                            PARRY POWER SYSTEMS LIMITED,
                            a corporation organized under the laws of the United Kingdom, as a Loan Party

                            By:   /s/ Sabu Krishnan
                                ------------------------------------------------

                            Name: Sabu Krishnan
                            Title: Director

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                            VENTURE LIGHTING EUROPE LTD.,
                            a corporation organized under the laws of the United Kingdom, as a Loan Party

                            By:   /s/ Sabu Krishnan
                                ------------------------------------------------

                            Name: Sabu Krishnan
                            Title: Director

ACKNOWLEDGED AND AGREED:

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent and as a Lender

By:   /s/ John T. Leonard
    ----------------------------------------------

Name: John T. Leonard
Title: Vice President